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                                  EXHIBIT 24

                           SPECIAL POWER OF ATTORNEY

THE STATE OF TEXAS  (S)
                    (S)       KNOW ALL MEN BY THESE PRESENTS:
COUNT OF TARRANT    (S)

     THAT WE, the undersigned, of Tarrant County, Texas, have made, constituted, and appointed, and by these presents do make, constitute, and appointed L.C. MARTIN, DANA L. PERRY, and SAM ROSEN, and each of them severally, our true and lawful attorneys and agents to execute in our name, place, and stead as a director or officer of Aztec Manufacturing Co., a Texas corporation ("Aztec"), and file with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, one or more Form S-8 Registration Statements ("Form S-8") covering Aztec's 1998 Incentive Stock Option Plan, 1998 Nonstatutory Stock Option Plan, 1997 Nonstatutory Stock Option Grants, 1999 Independent Directors Share Ownership Plan and any other employee benefit and stock option plan that Aztec may have heretofore adopted or may hereafter adopt, including any and all amendments (including pre-effective and post-effective amendments to filings heretofore or hereafter made) and exhibits to said filings and any and all applications, instruments and other documents to be filed with the SEC pertaining to the registration of securities of Aztec, with full power and authority to do and perform any and all acts and things whatever that they or he may deem requisite or desirable in their or his sole discretion in the premises as fully and to all intents and purposes as the undersigned might or could do in person, and to file copies of this power of attorney with the SEC. The power and authority hereby granted shall continue until revoked by a written instrument of revocation delivered to the Chairman of the Board of Aztec.

     WITNESS OUR HANDS this 1/st/ day of June, 2000.


                                        ----------------------------------------
                                        L.C. MARTIN


                                        /s/David H. Dingus
                                        ----------------------------------------
                                        DAVID H. DINGUS


                                        /s/Robert H. Johnson
                                        ----------------------------------------
                                        ROBERT H. JOHNSON


                                        /s/Martin C. Bowen
                                        ----------------------------------------
                                        MARTIN C. BOWEN
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                                        ----------------------------------------
                                        DR. H. KIRK DOWNEY


                                        /s/Sam Rosen
                                        ----------------------------------------
                                        SAM ROSEN


                                        ----------------------------------------
                                        KEVERN R. JOYCE


                                        /s/Dana L. Perry
                                        ----------------------------------------
                                        DANA L. PERRY


                                        /s/R.J. Schumacher
                                        ----------------------------------------
                                        R.J. SCHUMACHER


                                        /s/W.C. Walker
                                        ----------------------------------------
                                        W.C. WALKER